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                             Vanguard(R) Tax-Managed
                            Capital Appreciation Fund
                             Vanguard(R) Tax-Managed
                             Growth and Income Fund

               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 31, 2001

AN IMPORTANT MESSAGE ABOUT ADMIRAL(TM) SHARES
Vanguard Tax-Managed Capital Appreciation Fund and Vanguard Tax-Managed Growth and Income Fund expect to begin offering a new share class, Admiral Shares, on November 12, 2001. Any Fund purchases made prior to this date will be for the original share class, Investor Shares. Once Admiral Shares are available, Fund accounts that meet the minimum balance and tenure requirements will be eligible for tax-free conversion to Admiral Shares.

For more information on Vanguard's Admiral Shares, including conversion details, please contact us at 1-800-662-7447.





(C)2001 The Vanguard Group, Inc. All rights reserved.                PS87 102001
Vanguard Marketing Corporation, Distributor.